NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED HEREIN), EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE U.S. STATE AND FOREIGN SECURITIES LAWS.

EPIC STORES CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

INSTRUCTIONS TO SUBSCRIBER

1.	You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.
2.	You must complete and sign Exhibit A, “U.S. Investor Questionnaire”, that starts on page 15.
3.	You must pay for your subscription by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer.

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EPIC STORES CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from Epic Stores Corp. (the “Issuer”) that number of shares of common stock of the Issuer (each, a “Share”) set out below at a price of US$0.30 per Share. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Share”.

Subscriber Information Connor Clay	Shares to be Purchased 500,000
(Name of Subscriber)	(Number of Shares)
__________________________
Account Reference (if applicable):
X”Connor Clay” (Signature of Subscriber – if the Subscriber is an Individual)	Total Subscription Price: $150,000 (the “Subscription Amount”, plus wire fees if applicable)

X __________________________
(Signature of Authorized Signatory – if the Subscriber is not an Individual)
__________________________
(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)
__________________________
(SIN, SSN, or other Tax Identification Number of the Subscriber)
__________________________
(Subscriber’s Address, including postal or zip code)
__________________________
(Telephone Number) (Email Address)

Register the Shares as set forth below:

__________________________

(Name to Appear on Certificates Representing Shares)

__________________________

(Account Reference, if applicable)

__________________________

(Address, including postal or zip code)

Deliver the Shares as set forth below:

__________________________

(Attention - Name)

__________________________

(Account Reference, if applicable)

 __________________________

(Street Address, including postal or zip code – no PO Boxes permitted)

__________________________

(Telephone Number)

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ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the 10th day of December, 2015 (the “Closing Date”).

EPIC STORES CORP.

Per: “Brian Davidson”
Authorized Signatory

Address:	20805 North 19th Avenue, Ste. 2 Phoenix, AZ 85027 Attention: Zach Bradford

Email: zach@consultbc.com

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1.	Subscription

1.1                                        On the basis of the representations and warranties, and subject to the terms and conditions set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Shares as is set forth on page 2 of this Agreement at a price of $0.30 per Share (such subscription and agreement to purchase being the “Subscription”), for the Subscription Amount, as set forth on page 2 of this Agreement.

1.2                                        The Issuer hereby agrees to sell the Shares to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement. Subject to the terms of this Agreement, this Agreement will be effective upon its acceptance by the Issuer.

1.3                                        The Subscriber acknowledges that the Shares have been offered to the Subscriber as part of an offer by the Issuer of such number of Shares as may be determined by the board of directors of the Issuer in its sole discretion (the “Offering”).

1.4                                        All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2.	Payment

2.1                                        The Subscription Amount must accompany this Subscription and will be paid by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber. Any Subscription Amount received by the Issuer in advance of the Closing (as defined below) will be held in trust by the Issuer for the Subscriber until the Closing and shall not bear interest.

2.2                                        The completion of the purchase and sale, and the issuance, of the Shares subscribed for under this Agreement (the “Closing”) will take place on the Closing Date, which will be determined at the sole discretion of the Issuer. The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by the Issuer in escrow until the Closing. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3.	Documents Required from Subscriber

3.1                                        The Subscriber must complete, sign and return to the Issuer the following documents:

(a)	this Agreement;
(b)	the U.S. Investor Questionnaire (the “Questionnaire”) attached as Exhibit A that starts on page 18; and
(c)	such other supporting documentation as the Issuer or the Issuer’s legal counsel (the “Issuer’s Counsel”) may request to establish the Subscriber’s qualification as a qualified investor,

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and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2                                        As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be reasonably required by any regulatory authorities or applicable laws.

3.3                                        The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.	Closing Conditions

4.1                                        The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion. The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2                                        The Closing will be conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents for the Offering;
(b)	the Issuer having received a completed copy of this Agreement and the Subscription Amount; and
(c)	the issue and sale of the Shares being exempt from the requirement to file a registration statement or prospectus under applicable securities laws relating to the sale of the Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a registration statement or prospectus.

4.3                                        The Subscriber acknowledges that the certificates representing the Shares will be available for delivery to the Subscriber within five business days of the Closing Date.

5.	Acknowledgements and Agreements of the Subscriber

5.1                                        The Subscriber acknowledges and agrees that:

(a)	none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold, directly or indirectly, in the United States or, to, or for the account or benefit of, any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state or other securities laws;
(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;
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(c)	the Issuer will refuse to register the transfer of any of the Shares to a person in the United States, to a U.S. Person or to a person acting for the account or benefit of a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state or other securities laws;
(d)	the decision to execute this Agreement and to acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);
(e)	the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;
(f)	there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record, including the risk that the Subscriber may lose its entire investment;
(g)	the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;
(h)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer in connection with the Offering;
(i)	the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);
(j)	all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;
(k)	the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaire;
(l)	any resale of the Shares by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, including resale restrictions imposed under United States securities laws and those of other applicable jurisdictions, and it is the responsibility of the Subscriber to find out what applicable resale restrictions are and to comply with such restrictions before selling any of the Shares;
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(m)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:
(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and
(ii)	applicable resale restrictions with respect to the Shares;
(n)	there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares, and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Shares;
(o)	the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under applicable securities laws, and, as a consequence of acquiring the Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, such as statutory rights of rescission or damages, will not be available to the Subscriber;
(p)	no documents in connection with the issuance of the Shares have been reviewed by the SEC or any other securities regulators;
(q)	neither the SEC nor any other securities commissions or similar regulatory authorities in any other jurisdictions have reviewed or passed on the merits of the Shares;
(r)	there is no government or other insurance covering any of the Shares;
(s)	the Shares are, and will be, “restricted securities” as such term is defined under Rule 144 of the 1933 Act and will be subject to a hold period in relation to offers and sales of the Shares, which may be an indefinite period of time, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any such securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, any of such securities, except:
(i)	to the issuer of such securities,
(ii)	outside the United States in an “offshore transaction” in compliance with the requirements of Rule 904 of Regulation S, if available, and in compliance with applicable local laws and regulations,
(iii)	in compliance with the exemption from registration under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws, or
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(iv)	in a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and
(v)	in the case of subparagraph (iii) or (iv), it has furnished to the Issuer an opinion of counsel of recognized standing in form and substance reasonably satisfactory to counsel to the Issuer to such effect;
(t)	if the Issuer is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the 1933 Act may not be available for resale of the Shares; and
(u)	this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.
6.	Representations and Warranties of the Subscriber

6.1                                        The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a)	the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;
(b)	the Subscriber: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares, (iv) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;
(c)	the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;
(d)	the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;
(e)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;
(f)	the Subscriber has received and carefully read this Agreement;
(g)	the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and that the Subscriber could lose the entire Subscription Amount;
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(h)	the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Shares and the Issuer;
(i)	the Subscriber is purchasing the Shares as principal for its own account for investment purposes only and not for the account of any other person, and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and the Subscriber has not subdivided its interest in any of the Shares with any other person;
(j)	the Subscriber (i) is able to fend for itself in this Subscription, (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares, and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;
(k)	the Subscriber is not an underwriter of, or dealer in, any of the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;
(l)	the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;
(m)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Shares,
(ii)	that any person will refund the purchase price of any of the Shares, or
(iii)	as to the future price or value of any of the Shares;
(n)	the funds representing the Subscription Amount will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the Issuer’s name and other information relating to this Agreement and the Subscription, on a confidential basis, pursuant to the PATRIOT Act; and
(o)	no portion of the Subscription Amount to be provided by the Subscriber: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and (iii) the Subscriber shall promptly notify the Issuer if the Subscriber discovers that any of such representations ceases to be true and will provide the Issuer with appropriate information in connection therewith.

6.2                                        In this Agreement, the term “U.S. Person” has the meaning ascribed thereto in Regulation S, and, for the purpose of this Agreement, includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

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7.	Representations and Warranties will be Relied Upon by the Issuer

7.1                                        The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement and, if applicable, in the Questionnaire, are made by the Subscriber with the intention that such representations and warranties will be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Shares under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Shares under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificate(s) representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct at the time of delivery with the same force and effect as if they had been made by the Subscriber at such time, and that they will survive the purchase by the Subscriber of the Shares, and will continue in full force and effect thereafter for the benefit of the Issuer, notwithstanding any subsequent disposition by the Subscriber of the Shares.

8.	Registration Rights

8.1                                        The Issuer will prepare and file a registration statement with respect to the Shares (the “Registration Statement”) with the SEC within 90 days following the Closing Date. Notwithstanding the foregoing, if the Issuer receives a comment from the SEC which effectively results in the Issuer having to reduce the number of Shares included on such Registration Statement, then the Issuer may, in its sole discretion, reduce on a pro rata basis the number of Shares to be included in such Registration Statement.

8.2                                        In connection with the preparation and filing of the Registration Statement, the Subscriber will furnish to the Issuer, in writing, such information and representations with respect to itself and the proposed distribution by it as are reasonably necessary in order to assure compliance with applicable federal and state securities laws. The Issuer will require the Subscriber to furnish to the Issuer, among other things as may be determined by the Issuer in its sole discretion, a certified statement as to the number of securities of the Issuer beneficially owned by the Subscriber and the name of the natural person that has voting and dispositive control over such Shares. The Subscriber will be responsible for payment of any legal fees it incurs in connection with the Registration Statement.

8.3                                        The Subscriber shall indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, as incurred, to the extent arising out of or based solely upon: (a) the Subscriber’s failure to comply with the prospectus delivery requirements of the 1933 Act; (b) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that: (i) such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Issuer specifically for inclusion in the Registration Statement, (ii) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein, or (iii) such information relates to the Subscriber or the Subscriber’s proposed method of distribution of the Shares and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto; or (c) the use by the Subscriber of an outdated or defective Registration Statement after the Issuer has notified the Subscriber in writing that the Registration Statement is outdated or defective.

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8.4                                        If a claim for indemnification hereunder is unavailable to the Issuer (by reason of public policy or otherwise), then the Subscriber, in lieu of indemnifying the Issuer, shall contribute to the amount paid or payable by the Issuer as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the Subscriber and the Issuer in connection with the actions, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. The relative fault of the Subscriber and the Issuer shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Subscriber or the Issuer, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms.

9.	Resale Restrictions

9.1                                        The Subscriber acknowledges that any resale of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. None of the Shares may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

10.	Acknowledgement and Waiver

10.1                                    The Subscriber acknowledges that the decision to acquire the Shares was solely made on the basis of the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

11.	Legending of Shares

11.1                                    The Subscriber acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Shares will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”.

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11.2                                    The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

12.	Collection of Personal Information

12.1                                    The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges, quotation systems, securities commissions or other securities regulatory authorities; (b) the Issuer’s registrar and transfer agent; (c) any applicable tax authorities; (d) authorities pursuant to any money laundering or terrorist financing legislation; and (e) any other parties involved in the Offering. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws. Notwithstanding that the Subscriber may be purchasing the Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

12.2                                    The Subscriber is hereby notified and agrees that:

(i)	the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including the SEC and/or any state securities commissions (collectively, the “Commissions”), certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber, the total Subscription Amount paid for the Shares, the exemption relied on by the Issuer and the date of distribution of the Shares;
(ii)	such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws; and
(iii)	such information is being collected for the purposes of the administration and enforcement of applicable securities laws.
13.	Costs

13.1                                    The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber.

14.	Governing Law

14.1                                    This Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the State of Nevada.

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15.	Survival

15.1                                    This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Shares by the Subscriber.

16.	Assignment

16.1                                    This Agreement is not transferable or assignable.

17.	Severability

17.1                                    The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18.	Entire Agreement

18.1                                    Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

19.	Notices

19.1                                    All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including email or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

20.	Counterparts and Electronic Means

20.1                                    This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

21.	Exhibits

21.1                                    Any exhibits attached hereto form part of this Agreement.

22.	Indemnity

22.1                                    The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaire, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made.

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EXHIBIT A

U.S. INVESTOR QUESTIONNAIRE

TO: EPIC STORES CORP. (the “Issuer”)

RE: Purchase of Shares (the “Shares”) of the Issuer

Capitalized terms used in this U.S. Investor Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber (as defined herein) and the Issuer to which this Exhibit A is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Shares for the account or benefit of any U.S. Person, (c) any person that receives or received an offer of the Shares while in the United States, or (d) any person that is (or whose authorized signatory is) in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the “Subscriber”) of the Shares, the Subscriber hereby represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1.	if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):
___________	a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Shares,
___________	a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or
___________	a director or executive officer of the Issuer;
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2.	if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):
___________	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,
___________	a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,
___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),
___________	a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or
___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 1 of this Questionnaire;
3.	it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement; and
4.	it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a U.S. Person, is acting for the account or benefit of a U.S. Person or was (or its authorized signatory was) in the United States at the time the Shares were offered or the Agreement was executed..

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and that they will survive the completion of the issue of the Shares.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement, and the Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

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By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable legislation.

Dated _____________________________, 2015.

X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

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